                               DAVIS SERIES, INC.
                         SUPPLEMENT DATED MARCH 19, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2002


Effective July 1, 2003 Davis Convertible Securities Fund will be renamed Davis Appreciation & Income Fund. The Fund will no longer have a policy of investing at least 80% of its net assets (including borrowings) in convertible securities.